[EXECUTION COPY]

                                                                    EXHIBIT 10.8

                               SECURITY AGREEMENT

      SECURITY AGREEMENT, dated as of April 28, 2004 (this "Agreement"), among MediaBay, Inc., a Florida corporation (the "Company"), the other Persons listed on the signature pages hereof (such Persons, together with the Company, collectively, the "Grantors") and ZOHAR CDO 2003-1, LIMITED, a Cayman Islands exempted company, as agent (in such capacity, the "Agent") for the Lenders (as defined in the Credit Agreement referred to below).

                                      W I T N E S S E T H:


      WHEREAS, the Grantors have entered into that certain Credit Agreement, dated as of the date hereof, among MediaBay, Inc., Radio Spirits, Inc. and Audio Book Club, Inc., as borrowers thereunder, the Guarantors signatory thereto, Zohar CDO 2003-1, Limited, as Agent and lender thereunder (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement);

      WHEREAS, it is a condition precedent to the Credit Agreement that the Grantors shall have entered into this Agreement in order to grant to the Agent for the benefit of the Agent and the Lenders (collectively, the "Secured Parties") a security interest in the Collateral (as defined herein);

      WHEREAS, each Grantor will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Documents;

      NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees with the Agent for the benefit of the Secured Parties as follows:

      Section 1. Grant of Security Interest. To secure the due and prompt payment and performance by the Grantors of the Obligations (as defined below), each Grantor hereby pledges, assigns and grants to the Agent, for itself and for the benefit of the other Secured Parties, a continuing security interest in and lien on all properties, assets and rights of such Grantor of every kind and nature, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof, including, without limitation, all goods, accounts (including all accounts receivable), contract rights, rights to the payment of money (including tax refund claims, insurance proceeds and tort claims), chattel paper, documents, instruments, general intangibles, securities (together with all income therefrom, increases thereunder and proceeds thereof), investment property (together with all income therefrom, increases thereunder and proceeds thereof), patents, trademarks, tradenames, copyrights, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which such Grantor possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or pursuant to which others possess, use or have authority to possess or use property (whether tangible or intangible) of such Grantor, books and records, equipment, furniture, fixtures, and all inventory and all other capital assets, raw materials, work in progress and all substitutions and replacements thereof (all such properties, assets and rights hereinafter called, collectively, the "Collateral").

      Section 2. Obligations Secured. The Collateral hereunder constitutes and will constitute continuing security for all of the indebtedness, obligations and liabilities of the Grantors to the Agent and/or the Lenders and their permitted successors and assigns under the Credit Agreement and the other Credit Documents, in each case as such instrument is originally executed on the date hereof or as modified, amended, restated, supplemented or extended hereafter, whether such obligations are now existing or hereafter arising, direct or indirect, absolute or contingent, due or to become due, matured or unmatured, liquidated or unliquidated, arising by contract, operation of law or otherwise, whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to a Grantor, would have accrued on any obligation, whether or not a claim is allowed against such a Grantor for such interest in the related bankruptcy proceeding), fees, expenses, indemnification or otherwise and all obligations of the Grantors to the Agent and/or the Lenders arising out of any extension, refinancing or refunding of any of the foregoing obligations (collectively, the "Obligations").

      Section 3. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in such Grantor's Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and
(c) neither the Agent or any Lender shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Credit Document, nor shall the Agent or any Lender be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

      Section 4. Pro Rata Security; Application of Proceeds of Collateral. All amounts owing with respect to the Obligations shall be secured pro rata by the Collateral without distinction as to whether some Obligations are then due and payable and other Obligations are not then due and payable. Upon any realization upon the Collateral by the Agent and/or the Lenders, whether by receipt of insurance proceeds pursuant to Section 5(d) hereof or upon foreclosure and sale of all or part of the Collateral pursuant to Section 9 hereof or otherwise, the Grantors, the Agent and the Lenders agree that the proceeds thereof shall be applied (i) first, to the payment of expenses incurred with respect to maintenance and protection of the Collateral and of expenses incurred pursuant to Section 13 hereof with respect to the sale of or realization upon any of the Collateral or the perfection, enforcement or protection of the rights of the Agent and/or the Lenders (including reasonable attorneys' fees and expenses of every kind), (ii) second, to all amounts of interest, expenses and fees outstanding which constitute the Obligations; (iii) third, to all amounts of principal outstanding under the Obligations; and (iv) fourth, any proceeds remaining after the repayment of all of the Obligations to be paid over to the Grantors or such other person or persons as may be entitled thereto. The Grantors shall remain liable for any deficiency remaining unpaid after the application of proceeds in accordance with the foregoing provisions. The Grantors agree that all amounts received with respect to any of the Obligations, whether by realization on the Collateral or otherwise, shall be applied to the payment of the Obligations in accordance with the provisions of this Section 4.


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      Section 5. Representations and Covenants of the Grantors.

      (a) Location of Chief Executive Offices; Domicile; Organizational Identification Number. Each Grantor represents that set forth on Schedule 1 are
(i) the location of its chief executive office and the location where its books and records are kept, (ii) the jurisdiction of its organization or formation,
(iii) its organizational identification number (if any), (iv) a true and correct list of all localities where the property of such Grantor comprising the Collateral is located. Each Grantor agrees that it will not change its name, organizational identification number (if any), the jurisdiction of its organization or the location of its chief executive office or the location where its books and records are kept without providing at least thirty (30) days' prior written notice to Agent.

      (b) Ownership of Collateral.

            (i) Each Grantor represents that it is the owner of the Collateral of such Grantor free from any adverse lien, security interest or encumbrance, except as expressly permitted by the Credit Agreement.

            (ii) Except for the security interests herein granted and except as expressly permitted by Section 6.1(b) of the Credit Agreement, each Grantor shall be the owner of the Collateral of such Grantor free of any liens or other encumbrances, and such Grantor shall defend the same against all claims and demands of all persons at any time claiming the same or any interest therein adverse to the Agent and/or the Lenders. Except as otherwise expressly permitted by the Credit Agreement, such Grantor shall not pledge, mortgage or create or suffer to exist a security interest in the Collateral of such Grantor in favor of any person other than the Agent and the Lenders.

      (c) Sale or Disposition of Collateral. Each Grantor shall not sell or offer to sell or otherwise transfer the Collateral of such Grantor, any portion thereof, or any interest therein except for sales of inventory in the ordinary course of business and except as expressly permitted by the Credit Agreement.

      (d) Insurance. Each Grantor shall have and maintain at all times with respect to the Collateral of such Grantor such insurance as is required by the Credit Agreement, such insurance to be payable to the Agent, subject to the provisions of Section 2.8(b) of the Credit Agreement, and to such Grantor as their interests may appear. All policies of insurance shall provide for a minimum of thirty (30) days' prior written cancellation notice to the Agent. In the event of failure by any Grantor to provide and maintain insurance as herein provided, the Agent may, at its option, provide such insurance, and such Grantor hereby promises to pay to the Agent on demand the amount of any reasonable disbursements made by the Agent for such purpose. Each Grantor shall furnish to the Agent certificates or other evidence satisfactory to the Agent of compliance with the foregoing insurance provisions. The Agent may act as attorney for such Grantor in endorsing any drafts and, after the occurrence and during the continuance of an Event of Default (as defined herein), in obtaining, adjusting, settling and canceling such insurance; and, subject to the provisions of Section 2.8(b) of the Credit Agreement, any amounts collected or received under any such policies shall be applied by the Agent to the Obligations in accordance with the provisions of Section 4 hereof, or at the option of the Agent and the Required Lenders, the same may be released to such Grantor, but such application or release shall not cure or waive any default hereunder and no amount so released shall be deemed a payment on any Obligation secured hereby.


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

      (e) Maintenance of Collateral. Each Grantor shall keep the Collateral in good order and repair, ordinary and reasonable wear and tear excepted, and will not use the same in violation of law or any policy of insurance thereon. The Agent and any Lender may inspect the Collateral at any reasonable time, wherever located. Except as otherwise provided in the Credit Agreement, each Grantor shall pay promptly when due all taxes and assessments upon the Collateral or for its use or operation or upon this Agreement. In its discretion, the Agent may discharge taxes and other encumbrances at any time levied or placed on the Collateral, which remain unpaid in violation of the Credit Agreement, make repairs thereof and pay any necessary filing fees incurred in connection with the perfection, protection or enforcement of Agent's rights hereunder. Each Grantor agrees to reimburse the Agent on demand for any and all expenditures so made, and until paid, the amount thereof shall be a debt secured by the Collateral of such Grantor. The Agent shall have no obligation to any Grantor to make any such expenditures, nor shall the making thereof relieve such Grantor of any default.

      (f) Creation and Perfection of Lien. Each Grantor represents and warrants to the Agent and the Lenders and covenants with the Agent and the Lenders that this Agreement creates a valid security interest in the Collateral of such Grantor as security for the payment and performance of the Obligations. Upon the filing of a UCC-l financing statement in the form attached hereto as Exhibit A (the "Financing Statement") in the jurisdiction of organization of such Grantor under the Uniform Commercial Code against each Grantor as the same may be in effect from time to time in the jurisdiction of organization of such Grantor (the "UCC"), naming such Grantor as debtor and the Agent, for itself and for the benefit of the Lenders, as secured party, all filings, assignments, pledges and deposits of documents or instruments will have been made and all other actions will have been taken that are necessary or advisable, under applicable law, to establish and perfect the Agent's and the Lenders' security interest in such of the Collateral as to which a security interest may be perfected by filing under the UCC, and such security interest shall remain prior to all other liens, except as contemplated by the Credit Agreement. No further filings, recordings or other actions are or will be necessary to maintain the priority of such security interest with respect to such Collateral other than the filing of UCC continuation statements within six months prior to the expiration of a period of five years after the original filing and any amendments that may be required from time to time to maintain the validity and/or sufficiency of such filing under the UCC. The Collateral and the Agent's and Lenders' rights with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses (except for setoffs, claims, withholdings or other defenses arising with respect to Grantor's accounts receivable in the ordinary course of business).

      (g) No Further Actions. Except for the filings referred to in paragraph
(f) above, no authorization, approval or other action by, and no notice of filing with, any governmental authority or regulatory body or other Person that has not been received, taken or made is required (i) for the grant by the Grantors of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Grantors, (ii) for the perfection and maintenance of the security interest hereunder (including the first priority nature of such security interest) to the extent such security interest may be perfected by such filings referred to in paragraph (f) above, or (iii) for the exercise by the Agent and/or the Lenders of the rights or the remedies in respect of the Collateral pursuant to this Agreement.


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


      (h) Accounts Receivable. Each Grantor shall keep or cause to be kept separate records of accounts which are complete and accurate in all material respects, and from time to time upon the request of the Agent, at reasonable intervals and upon reasonable notice, shall deliver to the Agent and the Lenders a list of the names, addresses, face value, and dates of invoices for each debtor obligated on an account receivable (which records may be provided in an electronic format reasonably acceptable to Agent).

      (i) Government Contracts. Each Grantor agrees that, at the request of the Agent, it shall execute all such documents, and take all such actions, as such Person shall reasonably determine to be necessary or appropriate from time to time under the Federal Assignment of Claims Act of 1940, as amended, in order to confirm and assure to Agent its rights under this Agreement with respect to any and all Collateral of such Grantor consisting of the such Grantor's rights to monies due or to become due under any contracts or agreements with or orders from the United States government or any agency or department thereof, the assignment of which is not prohibited by such contract or agreement.

      (j) Securities. Each Grantor agrees that it shall forthwith deliver and pledge to the Agent, for itself and for the benefit of the Lenders, all certificates representing securities which it shall acquire, whether by purchase, stock dividend, distribution of capital or otherwise, along with stock powers or other appropriate instruments of assignment with respect thereto, duly executed in blank.

      (k) Cooperation. Each Grantor agrees, after the occurrence of an Event of Default, to take any actions that the Agent and/or the Required Lenders may reasonably request in order to enable the Agent and the Lenders to obtain and enjoy the full rights and benefits granted to them by the Credit Agreement and the other Credit Documents. Each Grantor further consents, after the occurrence of an Event of Default, to the transfer of control or assignment of all or any portion of the Collateral of such Grantor to a receiver, trustee, transferee, or similar official or to any purchaser of the Collateral of such Grantor pursuant to any public or private sale, judicial sale, foreclosure or exercise of other remedies available to the Agent and/or the Lenders as permitted by the Credit Documents, applicable law or otherwise.

      (l) Access to Books and Records and the Collateral. Each Grantor shall permit the Agent's representatives to have access to its books and records and the Collateral from time to time (which shall be during regular business hours provided that there is not then a Default or Event of Default and at any time if a Default or Event of Default has occurred and is continuing), as requested by such Person, for purposes of examination, verification, inspection, and appraisal thereof and/or any other purpose permitted by the Credit Documents. Except after the occurrence of a Default or an Event of Default, the Agent shall give such Grantor at least one Business Day's telephonic notice before exercising the rights granted in the preceding sentence.


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


      (m) Further Assurances By the Grantors. Each Grantor agrees to execute and deliver to the Agent from time to time at its request all documents and instruments, including financing statements, supplemental security agreements, notices of assignments under the United States Assignment of Claims Act and under similar or local statutes and regulations, and to take all action as the Agent may reasonably deem necessary, desirable or proper to perfect or otherwise protect the security interest and lien created hereby.

      Section 6. Power of Attorney.

      (a) Each Grantor acknowledges the Agent's right, to the extent permitted by applicable law, singly to execute and/or file financing or continuation statements and similar notices required by applicable law, and amendments thereto, concerning the Collateral of such Grantor without execution by such Grantor. A copy of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

      (b) Each Grantor hereby irrevocably appoints the Agent as the such Grantor's attorney-in-fact, effective at all times subsequent to the occurrence of an Event of Default, and during the continuance thereof, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purpose of this Agreement, including, without limitation, the power and right (i) to endorse such Grantor's name on any checks, notes, acceptances, money orders, drafts, filings or other forms of payment or security of such Grantor that may come into the Agent's possession, and (ii) to do all other things which the Agent then determines to be necessary to carry out the terms of this Agreement. Each Grantor ratifies and approves all acts of such attorney-in-fact. The power conferred on the Agent hereunder is solely to protect the Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Agent to exercise such power. This power of attorney is coupled with an interest and may not be revoked by any Grantor while any Obligations are owing to the Agent or the Lenders.

      Section 7. [Reserved]

      Section 8. Accounts Receivable. Until the Agent elects (which election may be made after the occurrence of an Event of Default and during the continuation thereof) that debtors on accounts receivable of any Grantor or obligors on accounts, chattel paper or general intangibles of such Grantor or obligors on instruments for which such Grantor is an obligee or lessees or conditional vendees under agreements governing the leasing or selling by conditional sale of Collateral of such Grantor by such Grantor, be notified of the Agent's and Lenders' security interest, such Grantor shall continue to collect payment thereof. Upon the making of such an election by the Agent, such Grantor shall hold the proceeds received from collection as trustee for the Agent and shall turn the same over to the Agent, or to such other bank or Person as may be approved by the Agent, immediately upon receipt in the identical form received.


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


      At the election of the Agent, after the occurrence of an Event of Default and during the continuance thereof, such Grantor shall so notify such account debtors and obligors that payment thereof is to be made directly to the Agent, and the Agent may itself, at any time after the occurrence of an Event of Default and during the continuance thereof, without notice to or demand upon such Grantor, so notify such account debtors and obligors. The making of such an election or the giving of any such notification shall not affect the duties of such Grantor described above with respect to proceeds of collection of accounts receivable received by such Grantor. The Agent shall apply the proceeds of such collection received by the Agent to the Obligations in accordance with Section 4 of this Agreement. The application of the proceeds of such collection shall be conditional upon final payment in cash or solvent credits of the items giving rise to them. If any item is not so paid, the Agent in its discretion, whether or not the item is returned, may either reverse any credit given for the item or charge it to any deposit account maintained by such Grantor with the Agent.

      Section 9. Events of Default; Remedies.

      (a) Upon the occurrence of an Event of Default and during the continuation thereof, whether or not the Obligations are due, the Agent may (on behalf of itself and the Lenders) demand, sue for, collect, or make any settlement or compromise it deems desirable with respect to the Collateral.

      (b) An "Event of Default" hereunder shall mean (i) that a representation, warranty or certification made by any Grantor in this Agreement or in any document executed or delivered from time to time relating to this Agreement is materially untrue, misleading or incomplete in its recital of any facts at the time as of which such representation, warranty or certification, as the case may be, is made, or (ii) any Event of Default, as that term is defined in any of the Credit Documents, whether or not any acceleration of the maturity of the amounts due in respect of any of the Obligations shall have occurred, or (iii) any Grantor's failure to perform or observe any term, covenant, or agreement contained in this Agreement on its part to be performed or observed, or (iv) any judicial process, condemnation or forfeiture proceedings is brought against any material item or portion of the Collateral or any rights therein shall be subject to such judicial process, condemnation or forfeiture proceedings.

      (c) Upon the occurrence and during the continuance of an Event of Default, to the fullest extent permitted by applicable law, in addition to the remedies set forth elsewhere in this Agreement:

            (i) The Agent shall have (on behalf of itself and the Lenders), in addition to all other rights and remedies given it by any instrument or other agreement evidencing, or executed and delivered in connection with, any of the Obligations and otherwise allowed by law, the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Collateral may be located and without limiting the generality of the foregoing, the Agent may immediately, without (to the fullest extent permitted by law) demand of performance or advertisement or notice of intention to sell or of time or place of sale or of redemption or other notice or demand whatsoever (except that the Agent shall give to the applicable Grantor at least ten days' notice of the time and place of any proposed sale or other disposition), all of which are hereby expressly waived to the fullest extent permitted by law, sell at public or private sale or otherwise realize upon, the whole or from time to time any part of the Collateral of such Grantor in or upon which the Agent and/or the Lenders shall have a security interest or lien hereunder, or any interest which such Grantor may have therein, and after deducting from the proceeds of sale or other disposition of the Collateral of such Grantor all expenses (including all reasonable expenses for legal services) as provided in Section 13 hereof, shall apply the residue of such proceeds toward the payment of the Obligations in accordance with
      Section 4 of this Security Agreement, such Grantor remaining liable for any deficiency remaining unpaid after such application. If notice of any sale or other disposition is required by law to be given to any Grantor, then such Grantor, the Agent and the Lenders hereby agree that a notice given as hereinbefore provided shall be reasonable notice of such sale or other disposition. Each Grantor also agrees to assemble the Collateral of such Grantor at such place or places as the Agent reasonably designates by written notice. At any such sale or other disposition the Agent and/or any Lender may itself, and any other person or entity owed any Obligation may itself, to the extent permitted by applicable law, purchase the whole or any part of the Collateral sold, free from any right of redemption on the part of the Grantors, which right is hereby waived and released to the fullest extent permitted by law.


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


            (ii) Furthermore, without limiting the generality of any of the rights and remedies conferred upon the Agent and/or any Lender under
      Section 9(c)(i) hereof, the Agent to the fullest extent permitted by law, may enter upon the premises of any Grantor, exclude such Grantor or any guarantor therefrom and take immediate possession of the Collateral of such Grantor, either personally or by means of a receiver appointed by a court therefor, and may, at its option, use, operate, manage and control the Collateral of such Grantor in any lawful manner and may collect and receive all rents, income, revenue, earnings, issues and profits therefrom, and may maintain, repair, renovate, alter or remove the Collateral of such Grantor as the Agent and/or such Lender may determine in its discretion, and any such monies so collected or received by such Person shall be remitted to the Agent and shall be applied to, or may be accumulated for application upon, the Obligations in accordance with
      Section 4 of this Agreement.

            (iii) Each of the Agent and the Lenders agrees that such Person will give notice to such Grantor of any enforcement action taken by it pursuant to this Section 9 promptly after commencing such action.

            (iv) Each Grantor recognizes that the Agent and/or the Lenders may be unable to effect a public sale of securities constituting Collateral of such Grantor by reason of certain prohibitions contained in the Securities Act and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers consistent with all applicable laws. Each Grantor agrees that any such private sales may be at prices and other terms less favorable to such Grantor than if sold at public sales and that such private sales shall not solely by reason thereof be deemed not to have been made in a commercially reasonable manner. Neither the Agent nor the Lenders shall be under any obligation to delay a sale of any of the securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933, as amended, even if the issuer would agree to do so.

      Section 10. Marshalling. Neither the Agent nor any Lender shall be required to marshal any present or future security for (including but not limited to this Agreement and the Collateral subject to the security interest created hereby), or guarantees of, the Obligations or any of them, or to resort to such security or guarantees in any particular order; and all of its rights hereunder and in respect of such securities and guaranties shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshalling of Collateral of such Grantor which might cause delay in or impede the enforcement of the Agent's and/or any Lender's rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or guaranteed, and to the extent that it lawfully may do so such Grantor hereby irrevocably waives the benefits of all such laws. Except as otherwise provided by applicable law, neither the Agent nor the Lenders shall have any duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the sole custody thereof.


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


      Section 11. Grantors' Obligations Not Affected. To the extent permitted by law, the obligations of the Grantors under this Security Agreement shall remain in full force and effect without regard to, and shall not be impaired by (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any Grantor, to the extent permitted by law; (b) any exercise or nonexercise, or any waiver, by the Agent and/or any Lender of any right, remedy, power or privilege under or in respect of any of the Obligations or any security therefor (including this Agreement); (c) any amendment to or modification of any instrument evidencing any of the Obligations or pursuant to which any of them were issued; (d) any amendment to or modification of any instrument or agreement (other than this Agreement) securing any of the Obligations; or (e) the taking of additional security for or any guaranty of any of the Obligations or the release or discharge or termination of any security or guaranty for any of the Obligations; and whether or not such Grantor shall have notice or knowledge of any of the foregoing.

      Section 12. No Waiver. No failure on the part of the Agent and/or any Lender to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by such Person of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power. Each and every right, remedy and power hereby granted to the Agent and/or any Lender or the future holders of any of the Obligations or allowed to any of them by law or other agreement, including, without limitation, each of the Credit Documents, shall be cumulative and not exclusive of any other, and, subject to the provisions of this Agreement, may be exercised by the Agent and/or any Lender or the future holders of any of the Obligations from time to time.

      Section 13. Expenses. Each Grantor agrees to pay, on demand, all reasonable costs and expenses (including reasonable attorneys' fees and expenses for legal services of every kind) of the Agent and/or any Lender incidental to the sale of, or realization upon, any of the Collateral of such Grantor or in any way relating to the perfection, enforcement or protection of the rights of such Person hereunder; and the Agent and/or such Lenders may at any time apply to the payment of all such costs and expenses all monies of such Grantor or other proceeds arising from its possession or disposition of all or any portion of the Collateral of such Grantor.

      Section 14. Consents, Amendments and Waivers. Any term of this Agreement may be amended, and the performance or observance by the Grantors of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only in accordance with the terms of
Section 11.1 of the Credit Agreement all of which are incorporated herein by reference.


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


      Section 15. Agent's Duties. The powers conferred on the Agent hereunder are solely to protect the Agent's and Lenders' interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not Agent or any Lender has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

      Section 16. Indemnity. Each Grantor agrees to indemnify, defend and save and hold harmless each of the Agent and the Lenders and each of their Affiliates and their respective officers, directors, employees, agents, attorneys and advisors (each, an "Indemnified Party") from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Agreement and/or any other Credit Document (including, without limitation, enforcement of this Agreement and/or any other Credit Document), except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct.

      Section 17. Governing Law. This Agreement and all claims, disputes and matters arising hereunder or related hereto shall be governed by and construed under the laws of the State of New York (without reference to conflicts of laws provisions). The parties acknowledge the exclusive jurisdiction of the state and federal courts located within the County of New York, State of New York over controversies arising from or relating to this Agreement.

      Section 18. Parties in Interest. All terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that no Grantor may assign or transfer its rights hereunder without the prior written consent of the Agent and the Required Lenders. Any assignment or transfer by any Grantor of its rights hereunder in violation of this Agreement shall be void.

      Section 19. Counterparts. This Agreement and any amendment hereof may be executed in any number of counterparts and by each party on a separate counterpart, which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of an original executed counterpart of this Agreement.

      Section 20. Termination. Upon payment in full of the Obligations in accordance with their terms, this Agreement and the liens and security interests created hereunder shall automatically terminate and the Agent (on behalf of itself and the Lenders) shall return to the Grantors, at the expense of the Grantors, such Collateral in the possession or control of the Agent as has not theretofore been disposed of pursuant to the provisions hereof and shall deliver to the Grantors documents in recordable form (which documents shall be prepared by, and the expense thereof to be borne by, Grantors) sufficient to discharge the liens and security interests granted hereunder.

      Section 21. Notices. Except as otherwise expressly provided herein, all notices and other communications made or required to be given pursuant to this Agreement shall be made in accordance with the provisions of Section 11.2 of the Credit Agreement.

      Section 22. Additional Grantors. The initial Grantors hereunder shall be the Borrowers and such Subsidiaries of the Borrowers as are signatories hereto on the date hereof. From time to time subsequent to the date hereof, additional Subsidiaries of any Borrower may become parties hereto, as additional Grantors (each an "Additional Grantor"), by executing a joinder in the form of Exhibit B attached hereto. Upon delivery of any such joinder to Agent, notice of which is hereby waived by Grantors, each such Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereof. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Agent not to cause any Subsidiary of any Borrower to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

      Section 23. Conflict. In the event that there is a conflict between any provision of this Agreement and the Credit Agreement, then the provisions of the Credit Agreement shall control.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by its authorized representatives as of the date first written above.

                                        GRANTORS:

                                        MEDIABAY, INC.

                                        By: /s/ John F. Levy
                                            ------------------------------------
                                            Name:  John F. Levy
                                            Title: Executive Vice President


                                        RADIO SPIRITS, INC.

                                        By: /s/ John F. Levy
                                            ------------------------------------
                                            Name:  John F. Levy
                                            Title: Executive Vice President


                                        AUDIO BOOK CLUB, INC.

                                        By: /s/ John F. Levy
                                            ------------------------------------
                                            Name:  John F. Levy
                                            Title: Executive Vice President

                                        ABC INVESTMENT CORP.

                                        By: /s/ John F. Levy
                                            ------------------------------------
                                            Name:  John F. Levy
                                            Title: Executive Vice President


                                        MEDIABAY.COM, INC.

                                        By: /s/ John F. Levy
                                            ------------------------------------
                                            Name:  John F. Levy
                                            Title: Executive Vice President


                       [Signatures continue on next page]

                                        VIDEO YESTERYEAR, INC.

                                        By: /s/ John F. Levy
                                            ------------------------------------
                                            Name:  John F. Levy
                                            Title: Executive Vice President



                                        AGENT:

                                        ZOHAR CDO 2003-1, LIMITED

                                        By: Patriarch Partners VIII, LLC,
                                            its Collateral Manager


                                        By: /s/ Lynn Tilton
                                            ------------------------------------
                                            Name:  Lynn Tilton
                                            Title: Manager

                                    EXHIBIT A

                                  [UCC-1 FORM]

                                                                       EXHIBIT A

Debtor:                                  Secured Party:
-------                                  --------------

[DEBTOR]                                 Zohar CDO 2003-1, Limited
[DEBTOR'S ADDRESS]                       c/o Patriarch Partners VIII, LLC
                                         112 South Tryon Street, Suite 700
                                         Charlotte, North Carolina  28284


      All properties, assets and rights of the Debtor of every kind and nature, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof, including, without limitation, all goods, accounts (including all accounts receivable), contract rights, rights to the payment of money (including tax refund claims, insurance proceeds and tort claims), chattel paper, documents, instruments, general intangibles, securities (together with all income therefrom, increases thereunder and proceeds thereof), investment property (together with all income therefrom, increases thereunder and proceeds thereof), patents, trademarks, tradenames, copyrights, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which the Debtor possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or pursuant to which others possess, use or have authority to possess or use property (whether tangible or intangible) of the Debtor, books and records, equipment, furniture, fixtures, and all inventory and all other capital assets, raw materials, work in progress and all substitutions and replacements thereof (all such properties, assets and rights hereinafter sometimes called, collectively, the "Collateral").

                                   SCHEDULE 1
                                     TO THE
           SECURITY AGREEMENT DATED AS OF APRIL ___, 2004 BY AND AMONG
     MEDIABAY, INC., RADIO SPIRITS, INC. AND AUDIO BOOK CLUB, AND CERTAIN OF
       THEIR SUBSIDIARIES, AS GRANTORS, AND ZOHAR CDO 2003-1, LIMITED, AS
                                     AGENT.

GRANTOR                   CHIEF EXECUTIVE        LOCATION(S) OF BOOKS    JURISDICTION OF          COLLATERAL
                          OFFICE                 AND RECORDS             INCORPORATION AND        LOCATIONS
                                                                         CORPORATE
                                                                         ORGANIZATIONAL
                                                                         IDENTIFICATION NUMBER
-----------------------   --------------------   ---------------------   ----------------------   ---------------------

MediaBay, Inc.            2 Ridgedale Avenue     2 Ridgedale Avenue      Florida                  2 Ridgedale Avenue
                          Suite 300              Suite 300                                        Suite 300
                          Cedar Knolls           Cedar Knolls            P93000057810             Cedar Knolls
                          New Jersey  07929      New Jersey  07929                                New Jersey  07929

                                                                                                  See Below for
                                                                                                  Additional Locations

Radio Spirits, Inc.       2 Ridgedale Avenue     2 Ridgedale Avenue      Delaware                 2 Ridgedale Avenue
                          Suite 300              Suite 300                                        Suite 300
                          Cedar Knolls           Cedar Knolls            2951073                  Cedar Knolls
                          New Jersey  07929      New Jersey  07929                                New Jersey  07929

                                                                                                  See Below for
                                                                                                  Additional Locations

Audio Book Club, Inc.     2 Ridgedale Avenue     2 Ridgedale Avenue      Delaware                 2 Ridgedale Avenue
                          Suite 300              Suite 300                                        Suite 300
                          Cedar Knolls           Cedar Knolls            2986712                  Cedar Knolls
                          New Jersey  07929      New Jersey  07929                                New Jersey  07929

                                                                                                  See Below for
                                                                                                  Additional Locations

ABC Investment Corp.      2 Ridgedale Avenue     2 Ridgedale Avenue      Delaware                 2 Ridgedale Avenue
                          Suite 300              Suite 300                                        Suite 300
                          Cedar Knolls           Cedar Knolls            2974056                  Cedar Knolls
                          New Jersey  07929      New Jersey  07929                                New Jersey  07929

                                                                                                  See Below for
                                                                                                  Additional Locations

MediaBay.com, Inc.        2 Ridgedale Avenue     2 Ridgedale Avenue      Delaware                 2 Ridgedale Avenue
                          Suite 300              Suite 300                                        Suite 300
                          Cedar Knolls           Cedar Knolls            3067221                  Cedar Knolls
                          New Jersey  07929      New Jersey  07929                                New Jersey  07929

                                                                                                  See Below for
                                                                                                  Additional Locations

Video Yesteryear, Inc.    2 Ridgedale Avenue     2 Ridgedale Avenue      Delaware                 2 Ridgedale Avenue
                          Suite 300              Suite 300                                        Suite 300
                          Cedar Knolls           Cedar Knolls            2951021                  Cedar Knolls
                          New Jersey  07929      New Jersey  07929                                New Jersey  07929

                                                                                                  See Below for
                                                                                                  Additional Locations

ADDITIONAL INVENTORY LOCATIONS:
-------------------------------

(Note: Grantors do not maintain any inventory (other than de minimus amounts) at any business location owned or leased by Grantors.)

1.    Fulfillment Centers:
      --------------------
      (Note: Fulfillment Centers are locations owned/leased and operated by third parties. Inventory of Grantors is delivered to the Fulfillment Centers, stored by Fulfillment Centers and then shipped by the Fulfillment Centers according to the instructions of the Grantors.)

      Bookspan
      401 Franklin Ave
      Garden City, NY 11530

      MBS
      570 South Research Place
      Central Islip, NY 11722

      Fosdick Fulfillment
      26 Barnes Industrial Road N
      Wallingford, CT 06492

2.    Manufacturers:
      --------------
      (Note: Manufacturers produce finished goods inventory for Grantors. In certain cases, Grantors will cause certain raw material and/or component inventory owned by Grantors to be delivered to Manufacturers for use by the Manufacturers in the production of the finished goods inventory. The finished goods inventory is then shipped by the Manufacturers according to the instructions of the Grantors.)

      Michele Audio
      Outer Willow Street
      Massena, NY 13662

      RSB Disc
      8400 Cote-de-liesse
      Montreal, Quebec, Canada

      Cinram
      1600 Rich Road
      Richmond, IN 47374

      Cinram- Warner Media Svc.
      Warehouse 7
      1019 Underwood Rd
      Olyphant, PA 18447

      Media Evolved, LLC
      3205 Freedom Drive, Ste 51
      Charlotte, NC 28208

      Creative Vinyl
      1963 Touhy Ave.
      Elk Grove Village, IL 60007

      Cinram-Warner Media Svc.
      C/O- Sonopress, Inc.
      108 Monticello Rd.
      Weaverville, NC 28787-9442

      Blair Vinylweld
      116 E. Missouri St
      Scott City, MO 63780

                                    EXHIBIT B

                      Form of Joinder to Security Agreement

      The undersigned, _____________, a ___________________, hereby joins in the execution of that certain Security Agreement dated as of April 28, 2004 (the "Security Agreement") issued and executed by each Person that is or becomes a Grantor thereunder on and/or after the date and pursuant to the terms thereof to and in favor of Secured Parties thereunder. By executing this Joinder, the undersigned hereby agrees that it is a Grantor thereunder with the same force and effect as if originally named therein as a Grantor. The undersigned agrees to be bound by all of the terms and provisions of the Security Agreement and represents and warrants that the representations and warranties set forth in
Section 5 of the Security Agreement are, with respect to the undersigned, true, complete and correct as of the date hereof. Each reference to a Grantor in the Security Agreement shall be deemed to include the undersigned. Capitalized terms used but not defined herein shall have the meanings set forth in the Security Agreement.

      IN WITNESS WHEREOF, the undersigned has executed this Joinder this ___ day of _________, 200_.


                                        [Name of Grantor]



                                        By:_________________________________
                                           Name:
                                           Title:
                                           Address: